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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.'s Investor Day Conference in Tokyo, Japan on September 13, 2006 and may be used by MetLife, Inc. in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.


 ITEM 7.01  REGULATION FD.

     The slide presentations attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at MetLife, Inc.'s Investor Day Conference in Tokyo, Japan on September 13, 2006 and may be used by MetLife, Inc. in various other presentations to investors. The slide presentations are furnished and not filed pursuant to instruction B.2 of Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Not applicable

   (b)          Not applicable

   (c)          Not applicable

   (d)          Exhibits.

     99.1 Slide presentations to be presented at MetLife, Inc.'s Investor Day Conference in Tokyo, Japan on September 13, 2006. The slide presentations are furnished and not filed pursuant to instruction
            B.2 of Form 8-K.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: September 12, 2006
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
--------                                   -------

 99.1 Slide presentations to be presented at MetLife, Inc.'s Investor Day Conference in Tokyo, Japan on September 13, 2006.